UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On December 10, 2021, PE Greenlight Holdings, LLC (the “Selling Stockholder”) completed an underwritten public offering (the “Offering”) of 8,207,821 shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share (the “Common Stock”) of Verra Mobility Corporation (the “Company”) to BofA Securities, Inc. (the “Underwriter”) at a price to the public of $14.85 per share.

In connection with the Offering, the Company, the Selling Stockholder and the Underwriter entered into an equity underwriting agreement (the “Underwriting Agreement”). Subject to the terms and conditions set forth in the Underwriting Agreement, the Underwriter agreed to purchase, and the Selling Stockholder agreed to sell, the Shares to the Underwriter. The Selling Stockholder will receive all of the proceeds from the Offering, but the Company will bear the costs associated with the sale of the Shares, other than underwriting discounts and commissions.

The Offering was made pursuant to a prospectus supplement, dated December 7, 2021, to the prospectus dated November 5, 2021, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-260822), filed with the Securities and Exchange Commission on November 5, 2021.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholder of the Shares to the Underwriter, customary representations, warranties and covenants by the Company, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On December 7, 2021, the Company issued a press release announcing the launch of the Offering by the Selling Stockholder, which is filed herewith as Exhibit 99.1 and incorporated by reference herein, as well as a press release announcing the pricing of the Offering, which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
1.1	Equity Underwriting Agreement, dated December 7, 2021, among Verra Mobility Corporation, BofA Securities, Inc., and PE Greenlight Holdings, LLC.
99.1	Offering Launch Press Release, dated December 7, 2021, issued by Verra Mobility Corporation.
99.2	Offering Pricing Press Release, dated December 7, 2021, issued by Verra Mobility Corporation.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer